SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            Form 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 1997.

                 PHYSICIANS LASER SERVICES, INC.
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(Exact name of Registrant as specified in its charter)

          Delaware               2-89401               13-3188137
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(State or other jurisdiction  (Commission          (IRS Employer
     of incorporation)        File Number)      Identification No.)


3200 North Federal Highway No. 226
P.O. Box 907, Boca Raton, FL                      33429-0907
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(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (561) 750-2300


                               N/A
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(Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant.

(a) On January 13, 1997, pursuant to a special meeting of the Board of Directors (the "Board") of Physicians Laser Services, Inc. (the "Registrant"), the Board discharged Robert M. Shindler, CPA, P.A. ("Shindler") as the Registrant's independent certifying accountant and engaged the accounting firm of Ahearn, Jasco + Company, P.A. ("AJC"), as its independent certifying accountants for the year ended December 31, 1996.

     Shindler's report on the financial statements for the year ended December 31, 1995 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. However, Shindler has withdrawn his auditor's report on those statements effective January 13, 1997. No audited report on the financial statements for the year ended December 31, 1994 was provided by Shindler or any other independent certifying accountant because during that time, the Registrant was a development stage company with no operations and engaged in no business.

     During Shindler's audit of the year ended December 31, 1995, there were no disagreements with Shindler on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events. The Registrant has not engaged Shindler for any services after he issued his opinion dated April 10, 1996. Management of the Registrant has concluded, and the Board concurs, that the financial statements for December 31, 1995, as reported on by Shindler, are not in accordance with generally accepted accounting principles. Shindler has withdrawn his auditor's report on those statements effective January 13, 1997. See Item 5 below.

     The Registrant has disclosed to Shindler the statements made in this Form 8-K to be filed with the Securities and Exchange Commission and has requested that Shindler furnish it with a letter addressed to the SEC stating whether Shindler agrees with the statements contained herein. A copy of Shindler's letter to the SEC and his statements regarding the withdrawal of his auditor's report, dated January 13, 1997, is filed as Exhibit 3 to this Form 8-K.

(b) As stated in (a) above, the Board engaged AJC as its independent certifying accountants for the year ended December 31, 1996. In conjunction with the termination of Shindler and the Registrant's notification to Shindler of the issues described in
Item 5 below, pursuant to a letter to the Registrant dated January 13, 1997, Shindler withdrew his auditor's report on the 1995 financial statements effective January 13, 1997, and declined any further involvement with the Registrant's 1995 financial statements. As a result, AJC was engaged to perform an audit of the Registrant's restated 1995 financial statements.

     On January 6, 1997, in anticipation of changing the Registrant's independent certifying accountants, for reasons unrelated to the information discussed in this Form 8-K, management interviewed AJC and provided them with copies of the Registrant's prior SEC filings and other documentation for review. On January 10, 1997, a representative of AJC informed the Registrant's President that, based on the information reviewed, AJC had reason to believe that the Registrant may have incorrectly accounted for certain acquisitions.

     At the request of the Registrant's President, a conference call was held the next day on January 11, 1997 to discuss the issues involved. During this conference call, management concluded that its use of the pooling of interests method of accounting to account for two acquisitions (Ex-Cel Resources, Inc. in November 1995, and United Laser Systems, Inc. in May 1996) was incorrect, and that the purchase method of accounting should have been applied to these transactions. As a result of the conclusion that the accounting for the acquisitions was incorrect, management dismissed its certifying accountants, and engaged AJC to audit the Registrant's 1996 financial statements and restated financial statements for 1995.

     The Registrant has disclosed to AJC the statements made in this Form 8-K and has requested that AJC furnish it with a letter addressed to the SEC containing any new information, clarification of the Registrant's expression of its views, or the respects in which it does not agree with the statements made in response to this item. A copy of AJC's letter to the SEC and their statements regarding the above, dated January 14, 1997, is filed as Exhibit 4 to this Form 8-K.

Item 5.  Other Events.

     On January 6, 1997, in anticipation of changing the Registrant's independent certifying accountants, for reasons unrelated to the information discussed in this Form 8-K, management interviewed AJC and provided them with copies of the Registrant's prior SEC filings and other documentation for review. On January 10, 1997, a representative of AJC informed the Registrant's President that, based on the information reviewed, AJC had reason to believe that the Registrant may have incorrectly accounted for certain acquisitions.

     At the request of the Registrant's President, a conference call was held the next day on January 11, 1997 to discuss the issues involved. During this conference call, management concluded that its use of the pooling of interests method of accounting to account for two acquisitions (Ex-Cel Resources, Inc. in November 1995, and United Laser Systems, Inc. in May 1996) was incorrect and that the purchase method of accounting should have been applied to these transactions. As a result of the conclusion that the accounting for the acquisitions was incorrect, management implemented the following corrective action plan:

1. As soon as practicable, notify the SEC and the investing public that the Registrant will restate its financial statements for the year ended December 31, 1995, and for the quarters ended March 31, 1996, June 30, 1996, and September 30, 1996. (This notification will be completed through the filing of this Form 8-K and through the concurrent issuance of a general press release.)

2. To dismiss its certifying accountants, and to engage new accounts to audit the 1996 financial statements, and to audit the restated financial statements for 1995. (See Item 4 above).

3. To amend its Forms 10-QSB for the first three quarters of 1996, and to amend its Form 10-K for 1995. The re-accounting and auditing necessary to complete these amendments is in process. Management expects to issue amended Forms 10-QSB and Form 10-K, and corrected financial statements, simultaneously with the filing of its 1996 Form 10-KSB.

     The change from the use of the pooling of interests method to the purchase method of accounting for these acquisitions will have a significant effect on the financial statements of the Registrant. Financial statement elements that are expected to change include the following:

     a. An elimination of the deficit of Ex-Cel Resources, Inc. at the date of acquisition which amounts to about $160,000;

     b. The recording of goodwill (which is the excess of the purchase price paid over net assets required) for both acquisitions, and the resulting charge to earnings for amortization of such goodwill;

     c. An expected increase in the amount of shareholders' equity of the Registrant for the fair value of stock issued to complete the acquisitions.

     The Directors and management of the Registrant strongly advise users of its financial statements to consider the above facts and events and avoid relying on the previously issued (and now recalled) financial statements.

EXHIBITS.

1.     Registrant's termination letter to Shindler dated January
       13, 1997.

2.     Shindler's response letter to Registrant dated January 13,
       1997.

3. Shindler's letter to SEC dated January 13, 1997, concurring with statements contained in Item 4 herein.

4.     New certifying accountant's comment letter, dated January
       14, 1997 concurring with statements contained in Item 4 herein.


                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Physicians Laser Services, Inc.


By: /s/
    ---------------------------
    Raymond F. Stack, President
    Dated January 14, 1997

EXHIBIT 1

PLSI
Physicians Laser Services, Inc.       supplying laser technology
3200 N. Federal Highway               to medical practitioners
No. 226, P.O. Box 907                 ---------------------------
Boca Raton, FL  33429-0907
Tel: 561 750-2300
Fax: 561 750-8840



                       M E M O R A N D U M


DATE:        January 13, 1997

TO:          Robert M. Shindler, CPA         Via FAX: 941-922-3619

FROM:        Raymond F. Stack
             President

Dear Mr. Shindler,

Effective today, you are terminated as our certifying accountant.
We have engaged the firm of Ahearn, Jasco + Company, P.A., as our new independent certifying accountant.

On January 11, 1997, the management of the Company concluded that our financial statements for the year ended December 31, 1995, and for the quarters ended March 31, 1996, June 30, 1996, and September 30, 1996, are not in accordance with generally accepted accounting principles. These financial statements will need to be re-issued by the Company. The primary reason for the re-issuance of these statements is to correct the method of accounting used to record various mergers and acquisitions.

Sincerely,


/s/
Raymond F. Stack
President



  the first publicly traded mobile medical laser company (PHLZ)

                            EXHIBIT 2



Robert M. Shindler, CPA, P.A.
================================================================


January 13, 1997

Physician Laser Services, Inc.
3200 North Federal Highway 226
P.O. Box 907
Boca Raton, FL  33429-0907

Dear Mr. Stack:

I am in receipt of your letter of January 13, 1997, in which you have terminated my firm as the independent certifying accountant. In conjunction, with our dismissal, you have informed me of your belief that the 1995 financial statements, upon which we reported, are not in accordance with Generally accepted accounting Principles. We, therefore, withdraw our 1995 Auditors Report.

Toward this end, we do not wish to be responsible to reissue the 1995 opinion, and suggest that your company take all necessary actions that are appropriate under the circumstances.

Very truly yours,


/s/
Robert M. Shindler

RMS/mz











           3646 Benova Oaks Drive  Sarasota, FL 34238
          162 Rte. 34N   Suite 170   Matawan, NJ 07747

                            EXHIBIT 3



Robert M. Shindler, CPA, P.A.
================================================================



January 13, 1997



Securities and Exchange Commission
Washington DC  20549


Gentlemen:

We were previously principal accountants for Physician's Laser Services, Inc. ("PLS") and on April 10, 1996 we reported on the consolidated financial statement of PLS as of and for the year ended December 31, 1995. On January 13, 1997, we were dismissed as principal accountants of PLS. In conjunction, with our dismissal, the Company has informed us of its belief that the 1995 financial statements, upon which we reported, are not in accordance with Generally Accepted Accounting Principles. We, therefore, withdraw our 1995 Auditor's Report. We advise that the company take all necessary actions that are appropriate under the circumstances.

We have read PLS statement included under Item 4 of its Form 8-K for January 13, 1997 and we agree with such statements.

Very truly yours,



/s/
Robert M. Shindler

RMS/mz





           3646 Benova Oaks Drive  Sarasota, FL 34238
          162 Rte. 34N   Suite 170   Matawan, NJ 07747

                            EXHIBIT 4



AHEARN JASCO + COMPANY
190 Southeast 19th Avenue
Pompano Beach, Florida  33060



January 14, 1997


Securities and Exchange Commission
Washington, DC  20549

Gentlemen:

We have been requested by Physicians Laser Services, Inc. to comment on statements made in its Form 8-K, date of such report being January 11, 1997. We have read the statements made under
Item 4 and Item 5 of this report, and for those statements about which we have any knowledge, we agree with such statements.



/s/
Ahearn, Jasco + Company, P.A.